UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 30, 2015

ENERGY TRANSFER PARTNERS, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-11727	73-1493906
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3738 Oak Lawn Avenue

Dallas, Texas 75219

(Address of principal executive office) (Zip Code)

(214) 981-0700

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

The information set forth under Item 2.03 is incorporated into this Item 1.01 by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On April 30, 2015, Energy Transfer Partners, L.P. (“ETP”) completed its acquisition of Regency Energy Partners LP (“Regency”) pursuant to that certain Agreement and Plan of Merger, dated as of January 25, 2015, as amended by Amendment No. 1 thereto, dated as of February 18, 2015 (as amended, the “Merger Agreement”), by and among Regency, Regency GP LP, the general partner of Regency (“Regency GP”), ETP, Energy Transfer Partners GP, L.P., the general partner of ETP (“ETP GP”), Rendezvous I LLC, a wholly owned subsidiary of ETP (“Rendezvous I”), Rendezvous II LLC, a wholly owned subsidiary of ETP, ETE GP Acquirer LLC, and, solely for purposes of certain provisions therein, Energy Transfer Equity, L.P. Under the terms of the Merger Agreement, among other things, Regency merged with Rendezvous I (the “Merger”), with Regency surviving the merger as a wholly owned subsidiary of ETP.

Under the Merger Agreement, at the effective time of the Merger, each Regency common unit and Regency Class F unit issued and outstanding or deemed issued and outstanding immediately prior to the effective time, converted into the right to receive 0.4124 ETP common units. In addition, each Regency Series A Cumulative Convertible Preferred Unit issued and outstanding or deemed issued and outstanding immediately prior to the effective time, converted into the right to receive one Series A Cumulative Convertible Preferred Unit representing a limited partner interest of ETP (collectively, the “ETP Series A Units”), with such rights, preferences and obligations as set forth in Amendment No. 10 (the “Partnership Agreement Amendment”) to the Second Amended and Restated Agreement of Limited Partnership of ETP, as amended (the “Partnership Agreement”).

In connection with the closing of the Merger, ETP GP executed the Partnership Agreement Amendment. The Partnership Agreement Amendment provides for a reduction of (i) $20 million in quarterly distributions in respect of the incentive distribution rights in ETP for four consecutive quarters commencing with the quarter ended March 31, 2015 and (ii) $15 million in quarterly distributions in respect of such rights for 16 consecutive quarters thereafter (the “IDR Reduction”), and permits ETP GP to adjust the amount and timing of the IDR Reduction if the adjustment is approved by the holder of the incentive distribution rights and by Special Approval (as defined in the Partnership Agreement) and ETP GP deems the adjustment to be necessary or advisable in connection with a proposed transaction approved by Special Approval. In addition, the Partnership Agreement Amendment provides for the creation and issuance of the ETP Series A Units and supplements the definition of “Operating Surplus” in the Partnership Agreement to include, beginning in the quarter in which the Merger is consummated (or the quarter immediately preceding the consummation of the Merger, if the Merger is consummated prior to the date of determination of Available Cash (as defined in the Partnership Agreement) with respect to such quarter) an amount equal to Regency’s operating surplus immediately prior to the effective time of the Merger less the cumulative distribution of available cash to Regency GP and the Regency limited partners from the operating surplus of Regency and its subsidiaries immediately prior to the closing of the Merger.

The foregoing description of the Merger Agreement and the Merger does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached as Exhibit 2.1 to ETP’s Current Report on Form 8-K filed on January 26, 2015, and Amendment No. 1 thereto, a copy of which is attached as Exhibit 2.2 to ETP’s Current Report on Form 8-K filed on February 19, 2015, each of which is incorporated herein by reference.

The foregoing description of the Partnership Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Partnership Agreement Amendment, which is attached hereto as Exhibit 3.1, and is incorporated herein by reference.

Item 2.03 Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

In connection with the Merger, ETP entered into various supplemental indentures pursuant to which ETP has agreed to fully and unconditionally guarantee all payment obligations of Regency and Regency Energy Finance Corp. (the “Regency Issuers”) under the following series of senior notes:

•	$498.9 million in aggregate principal amount of 8.375% Senior Notes due 2019;

•	$400.0 million in aggregate principal amount of 5.75% Senior Notes due 2020;

•	$389.9 million in aggregate principal amount of 8.375% Senior Notes due 2020;

•	$399.6 million in aggregate principal amount of 6.5% Senior Notes due 2021;

•	$500.0 million in aggregate principal amount of 6.5% Senior Notes due 2021;

•	$700.0 million in aggregate principal amount of 5% Senior Notes due 2022;

•	$900.0 million in aggregate principal amount of 5.875% Senior Notes due 2022; and

•	$700.0 million in aggregate principal amount of 5.5% Senior Notes due 2023.

The Regency Issuers also entered into a supplemental indenture with ETP’s wholly owned subsidiary, Panhandle Eastern Pipe Line Company, LP (“Panhandle”), pursuant to which Panhandle has agreed to fully and unconditionally guarantee all of the Regency Issuers’ payment obligations under their $600.0 million in aggregate principal amount of 4.5% Senior Notes due 2023 (together with the senior notes set forth above, the “senior notes”).

The foregoing description of the supplemental indentures entered into by ETP, the Regency Issuers and Panhandle does not purport to be complete and is qualified in its entirety by reference to each of the supplemental indentures, which are attached hereto as Exhibits 10.1 through 10.5, and are incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

ETP issued the ETP Series A Units in reliance upon an exemption from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) thereof.

To the extent required, the information set forth under Item 2.01 is incorporated into this Item 3.02 by reference.

Item 3.03 Material Modification to the Rights of Security Holders

The information set forth under Item 2.01 and Item 2.03 is incorporated into this Item 3.03 by reference.

ETP and Regency expect that Standard & Poor’s Ratings Services (“S&P”) and Moody’s Investors Services, Inc. (“Moody’s”) will assign investment grade ratings to each series of the senior notes. If investment grade ratings are issued by S&P and Moody’s, certain covenants in each of the indentures relating to the senior notes, including covenants with respect to limitations on restricted payments, dividends and other payment restrictions, limitations on the incurrence of indebtedness and the issuance of preferred stock, limitations on asset sales and limitations on affiliate transactions, will be automatically terminated.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective April 30, 2015, Martin Salinas, Jr. resigned from his position as Chief Financial Officer of Energy Transfer Partners, L.L.C. (“ETP LLC”), the general partner of ETP GP.

Effective April 30, 2015, Thomas E. Long was appointed as the Chief Financial Officer of ETP LLC. Since November 2010, Mr. Long, age 58, has been the Executive Vice President and Chief Financial Officer of Regency GP LLC, which became an indirect wholly owned subsidiary of ETP at the effective time of the Merger. From May 2008 to November 2010, Mr. Long served as Vice President and Chief Financial Officer of Matrix Service Company. Prior to joining Matrix, he served as Vice President and Chief Financial Officer of DCP Midstream Partners, LP, a publicly traded natural gas and natural gas liquids midstream business company located in Denver, CO. In that position, he was responsible for all financial aspects of the company since its formation in December 2005. From 1998 to 2005, Mr. Long served in several executive positions with subsidiaries of Duke Energy Corp., one of the nation’s largest electric power companies.

There are no arrangements or understandings between Mr. Long and any other person(s) pursuant to which Mr. Long was selected as Chief Financial Officer. There are no existing relationships between Mr. Long, ETP LLC, ETP GP, ETP or any of their respective subsidiaries that would require disclosure pursuant to Item 404(a) of Regulation S-K or any familial relationship that would require disclosure under Item 401(d) of Regulation S-K.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The information set forth under Item 2.01 is incorporated into this Item 5.03 by reference.

Item 7.01 Regulation FD.

On April 30, 2015, ETP and Regency issued a joint press release announcing the completion of the Merger. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K may include certain statements concerning expectations for the future, including statements regarding the anticipated benefits and other aspects of the transactions described above, that are forward-looking statements as defined by federal law. Such forward-looking statements are subject to a variety of known and unknown risks, uncertainties, and other factors that are difficult to predict and many of which are beyond management’s control, including the risk that the anticipated benefits from the Merger cannot be fully realized. An extensive list of factors that can affect future results are discussed in ETP’s Annual Report on Form 10-K for the year ended December 31, 2014 and other documents filed by ETP from time to time with the Securities and Exchange Commission (the “SEC”). ETP undertakes no obligation to update or revise any forward-looking statement to reflect new information or events.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

(b)	Pro Forma Financial Information.

The financial statements and pro forma financial information required to be filed under Item 9.01 of this Current Report on Form 8-K are included in ETP’s Current Report on Form 8-K filed with the SEC on March 2, 2015.

(d)	Exhibits.

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of January 25, 2015, by and among Energy Transfer Partners, L.P., Energy Transfer Partners, GP, L.P., Regency Energy Partners LP, Regency GP LP and, solely for purposes of certain provisions therein, Energy Transfer Equity, L.P. (incorporated by reference to Exhibit 2.1 to Energy Transfer Partners, L.P.’s Current Report on Form 8-K filed on January 26, 2015).

2.2	Amendment No. 1 to Agreement and Plan of Merger, dated as of February 18, 2015, by and among Energy Transfer Partners, L.P., Energy Transfer Partners GP, L.P., Rendezvous I LLC, Rendezvous II LLC, Regency Energy Partners LP, Regency GP LP, ETE GP Acquirer LLC and, solely for purposes of certain provisions therein, Energy Transfer Equity, L.P. (incorporated by reference to Exhibit 2.2 to Energy Transfer Partners, L.P.’s Current Report on Form 8-K filed on February 19, 2015).

3.1	Amendment No. 10 to the Second Amended and Restated Agreement of Limited Partnership of Energy Transfer Partners, L.P., dated April 30, 2015.

10.1	Eleventh Supplemental Indenture, dated as of April 30, 2015, by and among Regency Energy Partners LP, Regency Energy Finance Corp., the subsidiary guarantors party thereto, Energy Transfer Partners, L.P., as parent guarantor, and U.S. Bank National Association, as trustee.

10.2	Ninth Supplemental Indenture, dated as of April 30, 2015, by and among Regency Energy Partners LP, Regency Energy Finance Corp., the subsidiary guarantors party thereto, Energy Transfer Partners, L.P., as parent guarantor, and Wells Fargo Bank, National Association, as trustee.

10.3	Sixth Supplemental Indenture, dated as of April 30, 2015, by and among Regency Energy Partners LP, Regency Energy Finance Corp., the subsidiary guarantors party thereto, Panhandle Eastern Pipe Line Company, LP, as guarantor, and Wells Fargo Bank, National Association, as trustee.

10.4	Eighth Supplemental Indenture, dated as of April 30, 2015, by and among Regency Energy Partners LP, Regency Energy Finance Corp., the subsidiary guarantors party thereto, Energy Transfer Partners, L.P., as parent guarantor, and Wells Fargo Bank, National Association, as trustee.

10.5	Second Supplemental Indenture, dated as of April 30, 2015, by and among Regency Energy Partners LP, Regency Energy Finance Corp., the subsidiary guarantors party thereto, Energy Transfer Partners, L.P., as parent guarantor, and Wells Fargo Bank, National Association, as trustee.

99.1	Press Release of Energy Transfer Partners, L.P. and Regency Energy Partners LP dated April 30, 2015.

*	Certain schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule will be furnished supplementally to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY TRANSFER PARTNERS, L.P.

	By:	Energy Transfer Partners, GP, L.P., its general partner
	By:	Energy Transfer Partners, L.L.C., its general partner

Date: April 30, 2015	By:	/s/ Thomas P. Mason
		Name:	Thomas P. Mason
		Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of January 25, 2015, by and among Energy Transfer Partners, L.P., Energy Transfer Partners, GP, L.P., Regency Energy Partners LP, Regency GP LP and, solely for purposes of certain provisions therein, Energy Transfer Equity, L.P. (incorporated by reference to Exhibit 2.1 to Energy Transfer Partners, L.P.’s Current Report on Form 8-K filed on January 26, 2015).

2.2	Amendment No. 1 to Agreement and Plan of Merger, dated as of February 18, 2015, by and among Energy Transfer Partners, L.P., Energy Transfer Partners GP, L.P., Rendezvous I LLC, Rendezvous II LLC, Regency Energy Partners LP, Regency GP LP, ETE GP Acquirer LLC and, solely for purposes of certain provisions therein, Energy Transfer Equity, L.P. (incorporated by reference to Exhibit 2.2 to Energy Transfer Partners, L.P.’s Current Report on Form 8-K filed on February 19, 2015).

3.1	Amendment No. 10 to the Second Amended and Restated Agreement of Limited Partnership of Energy Transfer Partners, L.P., dated April 30, 2015.

10.1	Eleventh Supplemental Indenture, dated as of April 30, 2015, by and among Regency Energy Partners LP, Regency Energy Finance Corp., the subsidiary guarantors party thereto, Energy Transfer Partners, L.P., as parent guarantor, and U.S. Bank National Association, as trustee.

10.2	Ninth Supplemental Indenture, dated as of April 30, 2015, by and among Regency Energy Partners LP, Regency Energy Finance Corp., the subsidiary guarantors party thereto, Energy Transfer Partners, L.P., as parent guarantor, and Wells Fargo Bank, National Association, as trustee.

10.3	Sixth Supplemental Indenture, dated as of April 30, 2015, by and among Regency Energy Partners LP, Regency Energy Finance Corp., the subsidiary guarantors party thereto, Panhandle Eastern Pipe Line Company, LP, as guarantor, and Wells Fargo Bank, National Association, as trustee.

10.4	Eighth Supplemental Indenture, dated as of April 30, 2015, by and among Regency Energy Partners LP, Regency Energy Finance Corp., the subsidiary guarantors party thereto, Energy Transfer Partners, L.P., as parent guarantor, and Wells Fargo Bank, National Association, as trustee.

10.5	Second Supplemental Indenture, dated as of April 30, 2015, by and among Regency Energy Partners LP, Regency Energy Finance Corp., the subsidiary guarantors party thereto, Energy Transfer Partners, L.P., as parent guarantor, and Wells Fargo Bank, National Association, as trustee.

99.1	Press Release of Energy Transfer Partners, L.P. and Regency Energy Partners LP dated April 30, 2015.

*	Certain schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule will be furnished supplementally to the SEC upon request.